UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 7, 2023
Date of Report (Date of earliest event reported)

QOMOLANGMA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41518	86-3733656
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1178 Broadway, 3rd Floor
New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

(646) 791-7587
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Share of Common Stock, $0.0001 par value, one redeemable warrant, and one right	QOMOU	The Nasdaq Stock Market LLC

Shares of Common Stock, $0.0001 par value	QOMO	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Share of Common Stock, at an exercise price of $11.50 per share	QOMOW	The Nasdaq Stock Market LLC

Rights to receive one-tenth (1/10th) of one Share of Common Stock	QOMOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the Special Meeting (defined below), Qomolangma Acquisition Corp. (“QOMO” or the “Company”) and American Stock Transfer & Trust Company entered into an amendment, dated December 7, 2023, to the Investment Management Trust Agreement, dated September 29, 2022, as amended on June 30, 2023, by and between American Stock Transfer & Trust Company and QOMO (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein. As approved by its stockholders at the Special Meeting, QOMO filed a certificate of amendment to its amended and restated certificate of incorporation (the “Charter Amendment”) which became effective upon filing. The Charter Amendment reduced the amount that the Company must deposit in the trust account to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (an “Extension”) to the lesser of $0.033 per outstanding share and $20,000 for each one-month Extension. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On December 7, 2023, QOMO held a special meeting of stockholders (the “Special Meeting”). On November 15, 2023, the record date for the Special Meeting, there were 3,575,635 issued and outstanding shares of QOMO’s common stock (the “Common Stock”) entitled to vote at the Special Meeting, 81.18% of which were represented in person or by proxy.

The final results for QOMO of the matters submitted to a vote of QOMO’s stockholders at the Special Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal to amend QOMO’s Amended and Restated Certificate of Incorporation to allow QOMO to reduce the amount that the Company must deposit in the trust account to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO to the lesser of $0.033 per outstanding share and $20,000 for each one-month Extension	2,902,711	369,461	0

Proposal to amend the Investment Management Trust Agreement, dated September 29, 2022, by and between QOMO and American Stock Transfer & Trust Company (the “Trustee”), to allow QOMO to reduce the amount that the Company must deposit in the trust account to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO to the lesser of $0.033 per outstanding share and $20,000 for each one-month Extension	2,902,711	369,461	0

Each of the proposals described above was approved by QOMO’s stockholders. QOMO’s stockholders elected to redeem an aggregate 1,075,155 shares of common stock in connection with the Special Meeting.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment, dated December 7, 2023, to Amended and Restated Certificate of Incorporation of QOMO
10.1	Amendment to the Investment Management Trust Agreement, dated December 7, 2023, by and between QOMO and American Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Qomolangma Acquisition Corp.

Dated: December 11, 2023	By:	/s/ Jonathan P. Myers
	Name:	Jonathan P. Myers
	Title:	Chief Executive Officer

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